UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2023

SIGA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

31 East 62nd Street New York, New York	10065
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $.0001 par value	SIGA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of SIGA Technologies, Inc. (the “Company”) held on June 13, 2023, stockholders representing 63,500,348 shares of common stock, or 89.1% of the shares of common stock outstanding as of the April 19, 2023 record date, attended or were represented by proxy. The items listed below were submitted to a vote of the stockholders who attended or were represented by proxy, and were entitled to vote at, the 2023 Annual Meeting. Final voting results are shown below.

At the 2023 Annual Meeting, the stockholders of the Company (i) elected eight director nominees to hold office until the earlier of the 2024 Annual Meeting of Stockholders of the Company and their successors are elected and qualified and until their earlier resignation or removal, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, (iii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, and (iv) approved, on a non-binding advisory basis, three years as the frequency of future advisory votes on executive compensation. Set forth below are the final voting results for the four proposals submitted to a vote of the stockholders.

(1) Election of the following individuals to hold office as directors of the Company for terms of one year.

Number of Shares Voted

Name	For	Withheld

Jaymie A. Durnan	45,619,310	5,745,759

Harold E. Ford, Jr	45,247,500	6,117,569

Evan A. Knisely	49,033,702	2,331,367

Joseph W. Marshall, III	40,202,307	11,162,762

Gary J. Nabel, M.D., Ph.D.	48,791,318	2,573,751

Julian Nemirovsky	46,819,041	4,546,028

Holly L. Phillips, M.D.	48,316,963	3,048,106

Jay K. Varma	50,608,977	756,092

With respect to each director nominee there were 12,135,279 broker “non-votes.”

(2) Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

Number of Shares Voted

For	Against	Abstain
60,658,468	2,773,787	68,093

(3) Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

Number of Shares Voted

For	Against	Abstain	Broker Non-Votes
46,319,432	4,966,387	79,250	12,135,279

(4) Approval, on a non-binding advisory basis, of the frequency of future advisory votes on executive compensation.

Number of Shares Voted

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
23,479,094	32,437	27,550,742	302,796	12,135,279

Based on the voting results set forth above with respect to Proposal 4 and consistent with the prior recommendation of the Board of Directors of the Company (the “Board”), the Board has determined that advisory votes on executive compensation will be submitted to stockholders once every three years until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: June 15, 2023